UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 22, 2025	(April 18, 2025)
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2025 Incentive Compensation Plan

On April 18, 2025, the Federal Home Loan Bank of Cincinnati (FHLB) received a non-objection letter from the Federal Housing Finance Agency (FHFA) regarding the FHLB’s 2025 Incentive Compensation Plan (2025 Incentive Plan). The Incentive Plan had previously been approved by the FHLB’s Human Resources, Compensation & Inclusion Committee and the Board of Directors (Board), subject to receipt of FHFA non-objection. The 2025 Incentive Plan is effective retroactively to January 1, 2025. The 2025 Incentive Plan provides incentive compensation arrangements for certain FHLB employees, including the FHLB’s chief executive officer, chief financial officer and other named executive officers.

The Board established the 2025 Incentive Plan goals, the incentive weights and the performance measures corresponding to each Incentive Plan goal and award opportunity for the 2025 Incentive Plan. After that approval, the 2025 Incentive Plan was sent to the Finance Agency. The 2025 Incentive Plan goals for our executives are set forth below.

2025 Incentive Plan Goals

Franchise Value Promotion
Strategic Initiatives	Weight: 20.0%
Mission Assets and Activities
Mission Assets and Activities Participation	Weight: 10.0%
Core Mission Assets and Activities Ratio	Weight: 5.0%
Housing Mission	Weight: 30.0%
Stockholder Risk/Return
Change in Market Value of Equity	Weight: 15.0%
Profitability - Available Earnings vs. Average SOFR	Weight: 20.0%

In setting the performance measures for the 2025 Incentive Plan, the Board reviewed the results against target for 2024 and considered relevant aspects of our financial outlook for 2025 including the expected interest rate environment and member demand for Advances.

For additional information concerning the FHLB’s incentive compensation structure, see Part III, Item 11. “Executive Compensation” in our 2024 Annual Report on Form 10-K.

The above description of the 2025 Incentive Plan is qualified in its entirety by reference to the complete text of the plan, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 10.1 Federal Home Loan Bank of Cincinnati 2025 Incentive Compensation Plan
Exhibit Number 104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
April 22, 2025	By:	/s/ Bridget C. Hoffman
Name: Bridget C. Hoffman
Title: Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Federal Home Loan Bank of Cincinnati 2025 Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)